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                              Supplement to the
                    Mitchell Hutchins LIR Select Money Fund
                        Prospectus dated July 31, 1998



Dear Investor,                                                 June 11, 1999

        PaineWebber Incorporated ("PaineWebber"), the distributor of the Fund, may pay shareholder servicing fees to banks and broker-dealers that make Institutional shares of the Fund available to their customers. The cost of these shareholder servicing fees will be borne by PaineWebber or Mitchell Hutchins Asset Management Inc., the investment adviser to the Fund, and will not be charged to or reimbursed by the Fund. The rate of the shareholder servicing fees will be based upon the average daily net asset value of Institutional shares held through the bank or broker-dealer by its institutional customers. Shareholder servicing fees paid under these arrangements by PaineWebber will be determined on a negotiated basis with the bank or broker providing the services, taking into consideration such factors as the nature of services provided and the size and number of institutional shareholders being serviced by the bank or broker-dealer.